Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Eyal Sheratzky, as Co-Chief Executive Officer of Ituran Location and Control Ltd. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1) The accompanying Annual Report on Form 20-F for the fiscal year ended December 31, 2007 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2008

/s/ Eyal Sheratzky

Eyal Sheratzky
Co-Chief Executive Officer

Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Nir Sheratzky, as Co-Chief Executive Officer of Ituran Location and Control Ltd. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1) The accompanying Annual Report on Form 20-F for the fiscal year ended December 31, 2007 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2008

/s/ Nir Sheratzky

Nir Sheratzky
Co-Chief Executive Officer